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                                                                    Exhibit 10.5


                         FORM OF INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made and entered into this 15th day of February, 2000, between kinzan.com, a California corporation (the "COMPANY"), and Robert Frankenberg ("INDEMNITEE").

         A. Indemnitee, as a member of the Company's Board of Directors and/or an officer of the Company, performs valuable services for the Company;

         B. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for corporate directors, officers, employees, controlling persons, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

         C. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

         D. The shareholders of the Company have adopted Bylaws (the "BYLAWS") providing for the indemnification of the officers, directors, agents and employees of the Company to the maximum extent authorized by the California Corporations Code, as amended ("CODE").

         E. Indemnitee does not regard the current protection available for the Company's directors, officers, employees, controlling persons, agents and fiduciaries as adequate under the present circumstances, and Indemnitee and other directors, officers, employees, controlling persons, agents and fiduciaries of the Company may not be willing to serve or continue to serve in such capacities without additional protection.

         F. The Bylaws and the Code, by their non-exclusive nature, permit contracts between the Company and its directors, officers, employees, controlling persons, agents and fiduciaries with respect to indemnification of such directors.

         G. The Company (i) desires to attract and retain the involvement of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to be involved with the Company, and (ii) wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law.

         H. In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

         NOW, THEREFORE, in consideration of Indemnitee's service to the Company, the parties hereto agree as follows:


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         1. INDEMNITY OF INDEMNITEE. The Company hereby agrees to indemnify
Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 3 hereof.

         2. ADDITIONAL INDEMNITY. Subject only to the limitations set forth in
Section 3 hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee:

                  (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, claim, suit, arbitration, alternative dispute resolution mechanism, investigation, or any other proceeding, whether civil, criminal, administrative or investigative (including any appeal therefrom and including an action by or in the right of the Company) to which Indemnitee is, was, or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was, or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (collectively, a "PROCEEDING"); and

                  (b) otherwise to the fullest extent as may be provided to Indemnitee by the Company under the Articles of Incorporation of the Company and the Code.

         3. LIMITATIONS ON ADDITIONAL INDEMNITY.

                  (a) No indemnity pursuant to Section 2 hereof shall be paid by the Company for any of the following:

                           (i) except to the extent the aggregate of losses to
be indemnified thereunder exceeds the sum of such losses for which the Indemnitee is indemnified pursuant to Section 1 hereof or pursuant to any Directors' and Officers' Insurance purchased and maintained by the Company;

                           (ii) in respect to remuneration paid to Indemnitee if
it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                           (iii) on account of any Proceeding in which judgment
is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of


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securities of the Company pursuant to the provisions of Section 16(b) of the
Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                           (iv) on account of any Proceeding to the extent that
Indemnitee is a plaintiff, a counter-complainant or a cross-complainant therein (other than a Proceeding referred to in Section 8 hereof) unless such Proceeding was authorized in the specific case by action of the Board of Directors;

                           (v) on account of Indemnitee's conduct which is the
subject of any Proceeding described in Section 7(c)(ii) hereof; or

                           (vi) if a final decision by a Court having
jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

                  (b) In addition to those limitations set forth above in paragraph (a) of this Section 3, no indemnity pursuant to Section 2 hereof in an action by or in the right of the Company shall be paid by the Company for any of the following:

                           (i) in respect of any claim, issue or matter as to
which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders, unless and only to the extent that the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;

                           (ii) of amounts paid in settling or otherwise
disposing of a pending action without Court approval; or

                           (iii) of expenses incurred in defending a pending
action which is settled or otherwise disposed of without court approval.

                           (iv) on account of Indemnitee's acts or omissions
that involve intentional misconduct or a knowing and culpable violation of law;

                           (v) on account of acts or omissions that Indemnitee
believes to be contrary to the best interests of the Company or its shareholders or that involve the absence of good faith on the part of Indemnitee;

                           (vi) with respect to any transaction from which
Indemnitee derived an improper personal benefit;

                           (vii) on account of acts or omissions that show a
reckless disregard for Indemnitee's duty to the Company or its shareholders in circumstances in which Indemnitee was


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aware, or should have been aware, in the ordinary course of performing such
Indemnitee's duties, of a risk of serious injury to the Company or its shareholders;

                           (viii) on account of acts or omissions that
constitute an unexcused pattern of inattention that amounts to an abdication of Indemnitee's duty to the Company or its shareholders;

                           (ix) to the extent prohibited by Section 310 of the
California Corporations Code, "Contracts In Which Director Has Material Financial Interest; Validity," or;

                           (x) to the extent prohibited by Section 316 of the
California Corporations Code, "Corporate Actions Subjecting Directors To Joint And Several Liability; Actions; Damages."

         4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(a)(vi) hereof based on grounds other than any of those set forth in Sections 3(a)(ii) through (v) hereof or in Sections 3(b)(i) through (x) hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was an officer or director of the Company or serving in any other capacity referred to herein.

         6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than 30 days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not


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relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

                  (a) the Company will be entitled to participate therein at its own expense;

                  (b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                  (c) the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

         7. ADVANCEMENT AND REPAYMENT OF EXPENSES.

                  (a) In the event that Indemnitee employs his own counsel pursuant to Section 6(b)(i) through (iii) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten business days after receiving copies of invoices presented to Indemnitee for such expenses; and

                  (b) Indemnitee agrees that Indemnitee will reimburse the Company for all reasonable expenses paid by the Company in defending any Proceeding in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under applicable law, the Company's Bylaws, this Agreement or otherwise, to be indemnified by the Company for such expenses.


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                  (c) Notwithstanding the foregoing, the Company shall not be required to advance such expenses to Indemnitee if Indemnitee (i) commences or is a party to any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors, or (ii) is a party to an action, suit or proceeding brought by the Company and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Company, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Company or its shareholders.

         8. ENFORCEMENT. In the event Indemnitee brings any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

         9. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Company's Articles of Incorporation or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         11. SURVIVAL OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Company and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

         12. NOTICE. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five calendar days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at Indemnitee's address as set forth beneath Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as such party may designate by ten calendar days' advance written notice to the other party hereto.

         13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to


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be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

         15. BINDING EFFECT. This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

         16. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         17. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

         18. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

         19. CORPORATE AUTHORITY. The Board of Directors and shareholders of the Company have approved the terms of this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                    COMPANY:

                                    Kinzan.com

                                    By
                                         -------------------------------------
                                         Gari Cheever,
                                         President and CEO

                                         Address: 2111 Palomar Airport Road




                                    INDEMNITEE


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                                    XXXXXX


                                    Address:
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